Joint Filer Information

Name:  Ardsley Partners II, L.P.
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Yuhe International, Inc. (YUII)
Date of Event Requiring Statement:   5/7/2010

Signature: ARDSLEY PARTNERS II, L.P.

BY:  Ardsley Partners I, its general partner

BY:/s/ Steve Napoli
Name: Steve Napoli
Title:   General Partner

Name:  Ardsley Partners Institutional Fund, L.P.
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Yuhe International, Inc. (YUII)
Date of Event Requiring Statement:   5/7/2010

Signature: ARDSLEY PARTNERS INSTITUTIONAL FUND, L.P.
BY:  Ardsley Partners I, its general partner

BY:/s/ Steve Napoli
Name: Steve Napoli
Title:   General Partner

Name: Ardsley Offshore Fund, Ltd.
Address: Romasco Place, Wickhams Cay 1, Road Town Tortola, British Virgin Islands
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Yuhe International, Inc. (YUII)
Date of Event Requiring Statement:   5/7/2010

Signature: ARDSLEY OFFSHORE FUND, LTD.

BY:/s/ Steve Napoli
Name: Steve Napoli
Title:  Director

Name:  Ardsley Partners Renewable Energy Fund, L.P.
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Yuhe International, Inc. (YUII)
Date of Event Requiring Statement:   5/7/2010

Signature: ARDSLEY PARTNERS RENEWABLE ENERGY FUND, L.P.

BY:  Ardsley Partners I, its general partner

BY:/s/ Steve Napoli
Name: Steve Napoli
Title:   General Partner

Name: Ardsley Renewable Energy Offshore Fund, Ltd.
Address: Romasco Place, Wickhams Cay 1, Road Town Tortola, British Virgin Islands
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Yuhe International, Inc. (YUII)
Date of Event Requiring Statement:   5/7/2010

Signature: ARDSLEY RENEWABLE ENERGY OFFSHORE FUND, LTD.

BY:/s/ Steve Napoli
Name: Steve Napoli
Title:  Director

Name:  Ardsley Partners I
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Yuhe International, Inc. (YUII)
Date of Event Requiring Statement:   5/7/2010

Signature: ARDSLEY PARTNERS I

BY:/s/ Steve Napoli
Name: Steve Napoli
Title:   General Partner

Name:  Philip J. Hempleman, individually
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Yuhe International, Inc. (YUII)
Date of Event Requiring Statement:   5/7/2010

BY:/s/ Steve Napoli*
     Steve Napoli
As attorney in fact for
Philip J. Hempleman

*      Evidence of Power of Attorney was filed with the Schedule 13G/A filed on February 15, 2006 (Acc-no: 0000902664-06-000895) and is incorporated by reference into this filing.

** Intentional misstatements or omissions of facts constitute Federal Criminal Violations.
See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient,
See Instruction 6 for procedure.
Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.